Exhibit 99.1

Sonic Automotive Reports Third Quarter 2024 Financial Results

EchoPark Reports All-Time Record Quarterly Gross Profit, Segment Income, and Adjusted EBITDA*

CHARLOTTE, N.C. – October 24, 2024 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter ended September 30, 2024.

Third Quarter 2024 Financial Summary
•Total revenues of $3.5 billion, down 4% year-over-year; total gross profit of $543.6 million, down 7% year-over-year
•Reported net income of $74.2 million, up 8% year-over-year ($2.13 earnings per diluted share, up 11% year-over-year)
▪Reported net income includes the pre-tax effects of $1.8 million in excess compensation expense paid to our teammates related to the CDK outage and a $1.5 million charge related to storm damage, offset partially by a $2.3 million gain related to sale of real estate at previously closed EchoPark Segment stores, net of a $0.2 million income tax benefit on the above net charges
▪Reported net income also includes a $31.0 million income tax benefit associated with an out of period adjustment correcting an error recorded in connection with the impairment of franchise assets in a prior period
▪Excluding these items, adjusted net income* was $44.0 million, down 39% year-over-year ($1.26 adjusted earnings per diluted share*, down 38% year-over-year)
▪The carryover effects in July from the CDK Global software outage are estimated to have reduced third quarter GAAP income before taxes by approximately $17.2 million, and net income by approximately $12.7 million, or $0.36 in diluted earnings per share
•Approximately $1.8 million ($0.04 in diluted earnings per share) of the pre-tax CDK impact during the third quarter was related to excess compensation paid to our teammates as a result of the CDK outage, which is included as a reconciling item in the non-GAAP reconciliation tables below
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 72.1% (72.4% on a Franchised Dealerships Segment basis, 72.9% on an EchoPark Segment basis, and 63.7% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 71.9% (71.6% on a Franchised Dealerships Segment basis, 77.1% on an EchoPark Segment basis, and 63.7% on a Powersports Segment basis)
•EchoPark Segment revenues of $544.9 million, down 13% year-over-year; all-time record quarterly EchoPark Segment total gross profit of $55.2 million, up 5% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 17,757, down 7% year-over-year
•Reported EchoPark Segment income of $5.2 million, up 131% year-over-year, and adjusted EchoPark Segment income* of $2.9 million, up 124% year-over-year
•EchoPark Segment adjusted EBITDA* of $8.9 million, up 271% year-over-year
•Excluding closed stores, EchoPark Segment adjusted EBITDA* was $9.2 million, a 454% improvement from a loss of $2.6 million in the prior year period

•Sonic’s Board of Directors approved a 17% increase to the quarterly cash dividend, to $0.35 per share, payable on January 15, 2025 to all stockholders of record on December 13, 2024

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “I'm pleased to report that we continued to build momentum in our EchoPark Segment in the third quarter, generating all-time record quarterly gross profit, segment income, and adjusted EBITDA* as a result of the dedicated efforts of our team and the improving conditions in the used vehicle retail environment. Overall, the Sonic Automotive team continued to execute at a high level, despite operational disruptions throughout July related to the functionality of certain CDK customer lead applications, inventory management applications and related third-party application integrations with CDK, which negatively impacted our Franchised Dealerships Segment results in the third quarter. With this disruption behind us, we remain confident that our team, our brand portfolio, and our long-term strategy will continue to benefit our diversified business and generate long-term value for our stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “I'm very proud of our team's performance in the third quarter, which not only drove record segment income in our EchoPark Segment, but also showcased our franchised dealership team's resilience in managing through operational disruptions from the CDK outage, manufacturer stop-sale orders on certain makes and models, and continued normalization of new vehicle margins. Additionally, the successful execution of another Sturgis rally by our Powersports team underscores our commitment to maintaining diverse revenue streams. Our entire company remains dedicated to delivering an outstanding guest experience and executing our long-term strategic vision. We believe that by fostering a culture of excellence and innovation, we will continue to enhance guest satisfaction and operational efficiency as we navigate the evolving automotive retail landscape.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our diversified cash flow streams continued to benefit our overall financial position in the third quarter, despite operational disruption from the CDK outage. As of September 30, 2024, we had approximately $418 million in cash and floor plan deposits on hand, and approximately $834 million of total liquidity, before considering unencumbered real estate. We continue to maintain a conservative balance sheet approach, with the ability to deploy capital strategically as market conditions evolve.”

Third Quarter 2024 Segment Highlights
The financial measures discussed below are results for the third quarter of 2024 with comparisons made to the third quarter of 2023, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues down 2%; same store gross profit down 7%
•Same store retail new vehicle unit sales volume up 2%; same store retail new vehicle gross profit per unit down 35%, to $3,049
•Same store retail used vehicle unit sales volume down 2%; same store retail used vehicle gross profit per unit down 17%, to $1,386

•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 8%; same store customer pay gross profit up 4%; same store warranty gross profit up 29%; same store Fixed Operations gross profit margin up 50 basis points, to 50.2%
•Same store finance and insurance ("F&I") gross profit down 3%; same store F&I gross profit per retail unit of $2,339, down 3%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 57 days’ supply of new vehicle inventory (including in-transit) and 34 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $544.9 million, down 13%; all-time record quarterly gross profit of $55.2 million, up 5%
◦On a same market basis (which excludes closed stores), revenues were down 3% and gross profit was up 21%
•Retail used vehicle unit sales volume of 17,757, down 7%
◦On a same market basis (which excludes closed stores), retail used vehicle unit sales volume was up 2%
•Reported segment income of $5.2 million, adjusted segment income* of $2.9 million, and adjusted EBITDA* of $8.9 million
•Closed stores within the segment negatively impacted segment income by $1.0 million and segment adjusted EBITDA* by $0.3 million
•Excluding closed stores, reported segment income was $6.2 million, adjusted segment income* was $3.9 million, and adjusted EBITDA* was $9.2 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 33 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $59.4 million, up 4%; gross profit of $17.7 million, down 15%
•Segment income of $4.0 million, down 38%, and adjusted EBITDA* of $5.8 million, down 27%

* Represents a non-GAAP financial measure - please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a 17% increase to the quarterly cash dividend, to $0.35 per share, payable on January 15, 2025 to all stockholders of record on December 13, 2024.

Third Quarter 2024 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Third Quarter 2024 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding anticipated future EchoPark profitability and anticipated future EchoPark adjusted EBITDA. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the ultimate impact of the CDK outage on the Company, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,566.8	$1,573.5	—%	$4,575.2	$4,624.4	(1)%
Fleet new vehicles	22.2	23.2	(4)%	68.0	70.4	(3)%
Total new vehicles	1,589.0	1,596.7	—%	4,643.2	4,694.8	(1)%
Used vehicles	1,180.7	1,340.4	(12)%	3,582.5	3,991.2	(10)%
Wholesale vehicles	67.2	79.3	(15)%	215.8	256.3	(16)%
Total vehicles	2,836.9	3,016.4	(6)%	8,441.5	8,942.3	(6)%
Parts, service and collision repair	479.0	453.4	6%	1,369.8	1,327.6	3%
Finance, insurance and other, net	175.6	173.7	1%	517.2	517.7	—%
Total revenues	3,491.5	3,643.5	(4)%	10,328.5	10,787.6	(4)%
Cost of sales:
Retail new vehicles	(1,479.2)	(1,442.1)	(3)%	(4,293.4)	(4,213.5)	(2)%
Fleet new vehicles	(21.6)	(22.3)	3%	(65.7)	(67.3)	2%
Total new vehicles	(1,500.8)	(1,464.4)	(2)%	(4,359.1)	(4,280.8)	(2)%
Used vehicles	(1,139.5)	(1,288.1)	12%	(3,449.6)	(3,877.4)	11%
Wholesale vehicles	(68.5)	(80.7)	15%	(218.5)	(255.8)	15%
Total vehicles	(2,708.8)	(2,833.2)	4%	(8,027.2)	(8,414.0)	5%
Parts, service and collision repair	(239.1)	(228.1)	(5)%	(682.4)	(669.0)	(2)%
Total cost of sales	(2,947.9)	(3,061.3)	4%	(8,709.6)	(9,083.0)	4%
Gross profit	543.6	582.2	(7)%	1,618.9	1,704.6	(5)%
Selling, general and administrative expenses	(392.1)	(409.6)	4%	(1,177.4)	(1,214.2)	3%
Impairment charges	—	—	NM	(2.4)	(62.6)	NM
Depreciation and amortization	(37.9)	(35.2)	(8)%	(111.1)	(105.7)	(5)%
Operating income (loss)	113.6	137.4	(17)%	328.0	322.1	2%
Other income (expense):
Interest expense, floor plan	(23.0)	(17.4)	(32)%	(65.4)	(48.9)	(34)%
Interest expense, other, net	(29.8)	(29.0)	(3)%	(88.1)	(86.2)	(2)%
Other income (expense), net	—	0.2	NM	(0.5)	0.3	NM
Total other income (expense)	(52.8)	(46.2)	(14)%	(154.0)	(134.8)	(14)%
Income (loss) before taxes	60.8	91.2	(33)%	174.0	187.3	(7)%
Provision for income taxes - benefit (expense)	13.4	(22.8)	159%	(16.6)	(47.8)	65%
Net income (loss)	$74.2	$68.4	8%	$157.4	$139.5	13%

Basic earnings (loss) per common share	$2.18	$1.96	11%	$4.63	$3.94	18%
Basic weighted-average common shares outstanding	34.0	34.9	3%	34.0	35.4	4%

Diluted earnings (loss) per common share	$2.13	$1.92	11%	$4.52	$3.85	17%
Diluted weighted-average common shares outstanding	34.9	35.6	2%	34.8	36.2	4%

Dividends declared per common share	$0.30	$0.30	—%	$0.90	$0.86	5%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,539.9	$1,546.7	—%	$4,510.8	$4,550.9	(1)%
Fleet new vehicles	22.2	23.2	(4)%	68.0	70.4	(3)%
Total new vehicles	1,562.1	1,569.9	—%	4,578.8	4,621.3	(1)%
Used vehicles	701.4	780.7	(10)%	2,162.8	2,322.8	(7)%
Wholesale vehicles	42.4	51.4	(18)%	139.1	165.3	(16)%
Total vehicles	2,305.9	2,402.0	(4)%	6,880.7	7,109.4	(3)%
Parts, service and collision repair	458.9	431.8	6%	1,333.2	1,289.0	3%
Finance, insurance and other, net	122.4	126.0	(3)%	366.3	375.4	(2)%
Total revenues	2,887.2	2,959.8	(2)%	8,580.2	8,773.8	(2)%
Gross Profit:
Retail new vehicles	83.5	125.5	(33)%	272.5	396.5	(31)%
Fleet new vehicles	0.6	0.9	(33)%	2.3	3.1	(26)%
Total new vehicles	84.1	126.4	(33)%	274.8	399.6	(31)%
Used vehicles	34.6	42.6	(19)%	114.1	127.9	(11)%
Wholesale vehicles	(1.1)	(1.5)	27%	(1.8)	(0.8)	(125)%
Total vehicles	117.6	167.5	(30)%	387.1	526.7	(27)%
Parts, service and collision repair	230.7	215.1	7%	670.4	640.1	5%
Finance, insurance and other, net	122.4	126.0	(3)%	366.3	375.4	(2)%
Total gross profit	470.7	508.6	(7)%	1,423.8	1,542.2	(8)%
Selling, general and administrative expenses	(340.5)	(338.3)	(1)%	(1,027.0)	(985.5)	(4)%
Impairment charges	—	—	NM	(1.0)	—	NM
Depreciation and amortization	(31.5)	(28.2)	(12)%	(91.6)	(82.8)	(11)%
Operating income (loss)	98.7	142.1	(31)%	304.2	473.9	(36)%
Other income (expense):
Interest expense, floor plan	(18.7)	(12.9)	(45)%	(52.5)	(34.7)	(51)%
Interest expense, other, net	(28.5)	(27.9)	(2)%	(84.1)	(82.2)	(2)%
Other income (expense), net	0.1	0.2	NM	(0.6)	0.2	NM
Total other income (expense)	(47.1)	(40.6)	(16)%	(137.2)	(116.7)	(18)%
Income (loss) before taxes	51.6	101.5	(49)%	167.0	357.2	(53)%
Add: Impairment charges	—	—	NM	1.0	—	NM
Segment income (loss)	$51.6	$101.5	(49)%	$168.0	$357.2	(53)%

Unit Sales Volume:
Retail new vehicles	27,391	26,869	2%	79,200	78,766	1%
Fleet new vehicles	406	469	(13)%	1,299	1,500	(13)%
Total new vehicles	27,797	27,338	2%	80,499	80,266	—%
Used vehicles	24,940	25,541	(2)%	76,274	75,845	1%
Wholesale vehicles	4,973	5,163	(4)%	15,326	16,162	(5)%
Retail new & used vehicles	52,331	52,410	—%	155,474	154,611	1%
Used-to-New Ratio	0.91	0.95	(4)%	0.96	0.96	—%

Gross Profit Per Unit:
Retail new vehicles	$3,047	$4,672	(35)%	$3,441	$5,034	(32)%
Fleet new vehicles	$1,596	$2,046	(22)%	$1,743	$2,059	(15)%
New vehicles	$3,026	$4,627	(35)%	$3,413	$4,978	(31)%
Used vehicles	$1,386	$1,666	(17)%	$1,497	$1,685	(11)%
Finance, insurance and other, net	$2,340	$2,403	(3)%	$2,356	$2,428	(3)%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,539.8	$1,542.8	—%	$4,502.1	$4,502.8	—%
Fleet new vehicles	22.2	23.2	(4)%	68.0	69.6	(2)%
Total new vehicles	1,562.0	1,566.0	—%	4,570.1	4,572.4	—%
Used vehicles	701.2	778.0	(10)%	2,155.0	2,295.4	(6)%
Wholesale vehicles	42.2	51.1	(17)%	138.5	163.0	(15)%
Total vehicles	2,305.4	2,395.1	(4)%	6,863.6	7,030.8	(2)%
Parts, service and collision repair	458.8	430.5	7%	1,329.6	1,276.3	4%
Finance, insurance and other, net	122.4	125.9	(3)%	365.5	371.8	(2)%
Total revenues	2,886.6	2,951.5	(2)%	8,558.7	8,678.9	(1)%
Gross Profit:
Retail new vehicles	83.5	125.4	(33)%	272.3	392.9	(31)%
Fleet new vehicles	0.6	1.0	(40)%	2.3	3.1	(26)%
Total new vehicles	84.2	126.3	(33)%	274.5	396.1	(31)%
Used vehicles	34.6	42.4	(18)%	114.3	126.6	(10)%
Wholesale vehicles	(1.3)	(1.3)	—%	(1.7)	0.1	(1,800)%
Total vehicles	117.5	167.4	(30)%	387.1	522.8	(26)%
Parts, service and collision repair	230.4	214.1	8%	667.8	632.9	6%
Finance, insurance and other, net	122.4	125.9	(3)%	365.5	371.8	(2)%
Total gross profit	$470.3	$507.4	(7)%	$1,420.4	$1,527.5	(7)%

Unit Sales Volume:
Retail new vehicles	27,387	26,774	2%	79,016	77,639	2%
Fleet new vehicles	406	469	(13)%	1,299	1,471	(12)%
Total new vehicles	27,793	27,243	2%	80,315	79,110	2%
Used vehicles	24,934	25,426	(2)%	75,973	74,777	2%
Wholesale vehicles	4,968	5,127	(3)%	15,242	15,913	(4)%
Retail new & used vehicles	52,321	52,200	—%	154,989	152,416	2%
Used-to-New Ratio	0.91	0.95	(4)%	0.96	0.96	—%

Gross Profit Per Unit:
Retail new vehicles	$3,049	$4,682	(35)%	$3,446	$5,061	(32)%
Fleet new vehicles	$1,596	$2,046	(22)%	$1,743	$2,131	(18)%
New vehicles	$3,028	$4,637	(35)%	$3,418	$5,006	(32)%
Used vehicles	$1,386	$1,669	(17)%	$1,505	$1,694	(11)%
Finance, insurance and other, net	$2,339	$2,411	(3)%	$2,358	$2,440	(3)%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$—	—%	$—	$1.0	(100)%
Used vehicles	470.3	554.8	(15)%	1,402.0	1,651.3	(15)%
Wholesale vehicles	23.8	26.6	(11)%	74.4	89.1	(16)%
Total vehicles	494.1	581.4	(15)%	1,476.4	1,741.4	(15)%
Finance, insurance and other, net	50.8	45.3	12%	145.2	136.4	6%
Total revenues	544.9	626.7	(13)%	1,621.6	1,877.8	(14)%
Gross Profit:
Retail new vehicles	—	—	—%	—	0.1	(100)%
Used vehicles	4.4	7.3	(40)%	14.4	(18.8)	177%
Wholesale vehicles	—	0.2	(100)%	(0.7)	1.3	(154)%
Total vehicles	4.4	7.5	(41)%	13.7	(17.4)	179%
Finance, insurance and other, net	50.8	45.3	12%	145.2	136.4	6%
Total gross profit	55.2	52.8	5%	158.9	119.0	34%
Selling, general and administrative expenses	(40.2)	(58.6)	31%	(123.1)	(199.0)	38%
Impairment charges	—	—	NM	(1.4)	(62.6)	NM
Depreciation and amortization	(5.4)	(6.1)	11%	(16.4)	(20.4)	20%
Operating income (loss)	9.6	(11.9)	181%	18.0	(163.0)	111%
Other income (expense):
Interest expense, floor plan	(3.7)	(4.3)	14%	(11.3)	(13.6)	17%
Interest expense, other, net	(0.7)	(0.7)	—%	(2.0)	(2.5)	20%
Other income (expense), net	—	—	NM	—	—	NM
Total other income (expense)	4.4	(5.0)	188%	13.3	(16.1)	183%
Income (loss) before taxes	5.2	(16.9)	131%	4.7	(179.1)	103%
Add: Impairment charges	—	—	NM	1.4	62.6	NM
Segment income (loss)	$5.2	$(16.9)	131%	$6.1	$(116.5)	105%

Unit Sales Volume:
Retail new vehicles	—	—	—%	—	11	(100)%
Used vehicles	17,757	19,050	(7)%	52,379	56,114	(7)%
Wholesale vehicles	2,720	2,740	(1)%	8,307	8,891	(7)%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,111	$2,767	12%	$3,047	$2,095	45%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$470.3	$497.2	(5)%	$1,392.4	$1,340.9	4%
Wholesale vehicles	23.8	24.2	(2)%	71.2	68.4	4%
Total vehicles	494.1	521.4	(5)%	1,463.6	1,409.3	4%
Finance, insurance and other, net	51.4	41.0	25%	146.2	111.9	31%
Total revenues	545.5	562.4	(3)%	1,609.8	1,521.2	6%
Gross Profit:
Used vehicles	4.4	4.7	(6)%	14.8	(9.3)	259%
Wholesale vehicles	—	0.4	(100)%	—	1.8	(100)%
Total vehicles	4.4	5.1	(14)%	14.8	(7.5)	297%
Finance, insurance and other, net	51.4	41.0	25%	146.2	111.9	31%
Total gross profit	$55.8	$46.1	21%	$161.0	$104.4	54%

Unit Sales Volume:
Used vehicles	17,757	17,454	2%	52,016	46,534	12%
Wholesale vehicles	2,720	2,491	9%	8,098	7,012	15%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,145	$2,621	20%	$3,096	$2,203	41%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$26.9	$26.8	—%	$64.4	$72.5	(11)%
Used vehicles	9.0	4.9	84%	17.6	17.1	3%
Wholesale vehicles	1.1	1.3	(15)%	2.3	1.9	21%
Total vehicles	37.0	33.0	12%	84.3	91.5	(8)%
Parts, service and collision repair	20.1	21.6	(7)%	36.6	38.6	(5)%
Finance, insurance and other, net	2.3	2.4	(4)%	5.8	5.9	(2)%
Total revenues	59.4	57.0	4%	126.7	136.0	(7)%
Gross Profit:
Retail new vehicles	4.1	5.9	(31)%	9.3	14.3	(35)%
Used vehicles	2.2	2.4	(8)%	4.3	4.7	(9)%
Wholesale vehicles	(0.1)	(0.1)	—%	(0.2)	—	(100)%
Total vehicles	6.2	8.2	(24)%	13.4	19.0	(29)%
Parts, service and collision repair	9.2	10.2	(10)%	17.0	18.5	(8)%
Finance, insurance and other, net	2.3	2.4	(4)%	5.8	5.9	(2)%
Total gross profit	17.7	20.8	(15)%	36.2	43.4	(17)%
Selling, general and administrative expenses	(11.3)	(12.7)	11%	(27.3)	(29.7)	8%
Depreciation and amortization	(1.1)	(0.9)	(22)%	(3.1)	(2.5)	(24)%
Operating income (loss)	5.3	7.2	(26)%	5.8	11.2	(48)%
Other income (expense):
Interest expense, floor plan	(0.7)	(0.2)	(250)%	(1.6)	(0.6)	(167)%
Interest expense, other, net	(0.6)	(0.4)	(50)%	(1.9)	(1.5)	(27)%
Other income (expense), net	—	—	NM	—	0.1	NM
Total other income (expense)	(1.3)	(0.6)	(117)%	(3.5)	(2.0)	(75)%
Income (loss) before taxes	4.0	6.6	(39)%	2.3	9.2	(75)%
Add: Impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$4.0	$6.6	(39)%	$2.3	$9.2	(75)%

Unit Sales Volume:
Retail new vehicles	1,266	1,391	(9)%	3,304	3,894	(15)%
Used vehicles	777	837	(7)%	1,708	1,972	(13)%
Wholesale vehicles	99	93	6%	130	150	(13)%

Gross Profit Per Unit:
Retail new vehicles	$3,249	$4,213	(23)%	$2,820	$3,680	(23)%
Used vehicles	$2,798	$2,833	(1)%	$2,537	$2,407	5%
Finance, insurance and other, net	$1,136	$1,075	6%	$1,157	$1,006	15%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	% Change	2024	2023	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$26.9	$26.8	—%	$63.9	$72.3	(12)%
Used vehicles	9.0	4.9	84%	17.0	16.6	2%
Wholesale vehicles	1.1	1.3	(15)%	2.2	1.8	22%
Total vehicles	37.0	33.0	12%	83.1	90.7	(8)%
Parts, service and collision repair	20.1	21.6	(7)%	35.9	38.3	(6)%
Finance, insurance and other, net	2.3	2.4	(4)%	5.7	5.9	(3)%
Total revenues	59.4	57.0	4%	124.7	134.9	(8)%
Gross Profit:
Retail new vehicles	4.1	5.9	(31)%	9.2	14.3	(36)%
Used vehicles	2.2	2.4	(8)%	4.2	4.6	(9)%
Wholesale vehicles	(0.1)	(0.1)	—%	(0.3)	(0.1)	(200)%
Total vehicles	6.2	8.2	(24)%	13.1	18.8	(30)%
Parts, service and collision repair	9.2	10.2	(10)%	16.7	18.3	(9)%
Finance, insurance and other, net	2.3	2.4	(4)%	5.7	5.9	(3)%
Total gross profit	$17.7	$20.8	(15)%	$35.5	$43.0	(17)%

Unit Sales Volume:
Retail new vehicles	1,266	1,391	(9)%	3,287	3,887	(15)%
Used vehicles	777	837	(7)%	1,635	1,929	(15)%
Wholesale vehicles	99	93	6%	127	149	(15)%
Retail new & used vehicles	2,043	2,228	(8)%	4,922	5,816	(15)%
Used-to-New Ratio	0.61	0.60	2%	0.50	0.50	—%

Gross Profit Per Unit:
Retail new vehicles	$3,249	$4,213	(23)%	$2,790	$3,674	(24)%
Used vehicles	$2,798	$2,833	(1)%	$2,556	$2,397	7%
Finance, insurance and other, net	$1,136	$1,075	6%	$1,163	$1,007	15%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$252.2	$256.0	$3.8	1%
Advertising	21.5	22.5	1.0	4%
Rent	8.9	11.7	2.8	24%
Other	109.5	119.4	9.9	8%
Total SG&A expenses	$392.1	$409.6	$17.5	4%
Adjustments:
Acquisition and disposition-related gain (loss)	$2.3	$—
Excess compensation related to CDK outage	(1.8)	—
Storm damage charges	(1.5)	—
Gain (loss) on exit of leased dealerships	—	(3.9)
Severance and long-term compensation charges	—	(0.9)
Total SG&A adjustments	$(1.0)	$(4.8)
Adjusted:
Total adjusted SG&A expenses	$391.1	$404.8	$13.7	3%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.4%	44.0%	(240)	bps
Advertising	4.0%	3.9%	(10)	bps
Rent	1.6%	2.0%	40	bps
Other	20.1%	20.5%	40	bps
Total SG&A expenses as a % of gross profit	72.1%	70.4%	(170)	bps

Adjustments:
Acquisition and disposition-related gain (loss)	0.5%	—%
Excess compensation related to CDK outage	(0.4)%	—%
Storm damage charges	(0.3)%	—%
Gain (loss) on exit of leased dealerships	—%	(0.7)%
Severance and long-term compensation charges	—%	(0.2)%
Total effect of adjustments	(0.2)%	(0.9)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.9%	69.5%	(240)	bps

Reported:
Total gross profit	$543.6	$582.2	$(38.6)	(7)%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$750.3	$775.8	$25.5	3%
Advertising	65.5	71.4	5.9	8%
Rent	25.9	34.5	8.6	25%
Other	335.7	332.5	(3.2)	(1)%
Total SG&A expenses	$1,177.4	$1,214.2	$36.8	3%
Adjustments:
Acquisition and disposition-related gain (loss)	$2.9	$20.7
Closed store accrued expenses	(2.1)	—
Excess compensation related to CDK outage	(11.4)	—
Storm damage charges	(5.1)	(1.9)
Gain (loss) on exit of leased dealerships	3.0	(4.3)
Severance and long-term compensation charges	(5.0)	(5.1)
Total SG&A adjustments	$(17.7)	$9.4
Adjusted:
Total adjusted SG&A expenses	$1,159.7	$1,223.6	$63.9	5%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.3%	45.5%	(80)	bps
Advertising	4.0%	4.2%	20	bps
Rent	1.6%	2.0%	40	bps
Other	20.8%	19.5%	(130)	bps
Total SG&A expenses as a % of gross profit	72.7%	71.2%	(150)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.2%	0.4%
Closed store accrued expenses	(0.1)%	—%
Excess compensation related to CDK outage	(0.8)%	—%
Storm damage charges	(0.3)%	—%
Gain (loss) on exit of leased dealerships	0.2%	(0.1)%
Severance and long-term compensation charges	(0.3)%	(0.1)%
Total effect of adjustments	(1.2)%	0.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.5%	71.4%	(20)	bps

Reported:
Total gross profit	$1,618.9	$1,704.6	$(85.7)	(5)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Used vehicle inventory valuation adjustment	—	10.0
Total adjustments	$2.0	$10.0
Adjusted:
Total adjusted gross profit	$1,620.9	$1,714.6	$(93.7)	(5)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$220.2	$216.9	$(3.3)	(2)%
Advertising	13.7	11.0	(2.7)	(25)%
Rent	9.2	10.2	1.0	10%
Other	97.4	100.2	2.8	3%
Total SG&A expenses	$340.5	$338.3	$(2.2)	(1)%
Adjustments:
Excess compensation related to CDK outage	(1.8)	—
Storm damage charges	$(1.5)	$—
Total SG&A adjustments	$(3.3)	$—
Adjusted:
Total adjusted SG&A expenses	$337.2	$338.3	$1.1	—%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.8%	42.6%	(420)	bps
Advertising	2.9%	2.2%	(70)	bps
Rent	2.0%	2.0%	—	bps
Other	20.7%	19.7%	(100)	bps
Total SG&A expenses as a % of gross profit	72.4%	66.5%	(590)	bps
Adjustments:
Excess compensation related to CDK outage	(0.4)%	—%
Storm damage charges	(0.4)%	—%
Total effect of adjustments	(0.8)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.6%	66.5%	(510)	bps

Reported:
Total gross profit	$470.7	$508.6	$(37.9)	(7)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$658.5	$649.7	$(8.8)	(1)%
Advertising	43.2	29.7	(13.5)	(45)%
Rent	29.6	29.8	0.2	1%
Other	295.7	276.3	(19.4)	(7)%
Total SG&A expenses	$1,027.0	$985.5	$(41.5)	(4)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$20.9
Excess compensation related to CDK outage	(11.0)	—
Storm damage charges	(5.1)	(1.9)
Severance and long-term compensation charges	(2.2)	—
Total SG&A adjustments	$(18.3)	$19.0
Adjusted:
Total adjusted SG&A expenses	$1,008.7	$1,004.5	$(4.2)	—%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.3%	42.1%	(420)	bps
Advertising	3.0%	1.9%	(110)	bps
Rent	2.1%	1.9%	(20)	bps
Other	20.7%	18.0%	(270)	bps
Total SG&A expenses as a % of gross profit	72.1%	63.9%	(820)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	1.3%
Excess compensation related to CDK outage	(0.8)%	—%
Storm damage charges	(0.4)%	(0.1)%
Severance and long-term compensation charges	(0.2)%	—%
Total effect of adjustments	(1.4)%	1.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.7%	65.1%	(560)	bps

Reported:
Total gross profit	$1,423.8	$1,542.2	$(118.4)	(8)%
Adjustments:
Excess compensation related to CDK outage	$2.0	$—
Total adjustments	$2.0	$—
Adjusted:
Total adjusted gross profit	$1,425.8	$1,542.2	$(116.4)	(8)%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$23.5	$30.0	$6.5	22%
Advertising	7.4	10.9	3.5	32%
Rent	0.7	2.1	1.4	67%
Other	8.6	15.6	7.0	45%
Total SG&A expenses	$40.2	$58.6	$18.4	31%
Adjustments:
Acquisition and disposition-related gain (loss)	$2.3	$—
Gain (loss) on exit of leased dealerships	—	(3.9)
Severance and long-term compensation charges	—	(0.9)
Total SG&A adjustments	$2.3	$(4.8)
Adjusted:
Total adjusted SG&A expenses	$42.5	$53.8	$11.3	21%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.6%	56.9%	1,430	bps
Advertising	13.5%	20.5%	700	bps
Rent	1.3%	3.9%	260	bps
Other	15.5%	29.8%	1,430	bps
Total SG&A expenses as a % of gross profit	72.9%	111.1%	3,820	bps
Adjustments:
Acquisition and disposition-related gain (loss)	4.2%	—%
Gain (loss) on exit of leased dealerships	—%	(7.5)%
Severance and long-term compensation charges	—%	(1.7)%
Total effect of adjustments	4.2%	(9.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	77.1%	101.9%	2,480	bps

Reported:
Total gross profit	$55.2	$52.8	$2.4	5%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$72.0	$105.1	$33.1	31%
Advertising	21.0	40.3	19.3	48%
Rent	(2.7)	5.3	8.0	151%
Other	32.8	48.3	15.5	32%
Total SG&A expenses	$123.1	$199.0	$75.9	38%
Adjustments:
Acquisition and disposition-related gain (loss)	$2.9	$(0.3)
Closed store accrued expenses	(2.1)	—
Excess compensation related to CDK outage	(0.4)	—
Gain (loss) on exit of leased dealerships	3.0	(4.3)
Severance and long-term compensation charges	(2.8)	(5.1)
Total SG&A adjustments	$0.6	$(9.7)
Adjusted:
Total adjusted SG&A expenses	$123.7	$189.3	$65.6	35%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.3%	88.4%	4,310	bps
Advertising	13.2%	33.9%	2,070	bps
Rent	(1.7)%	4.4%	610	bps
Other	20.6%	40.5%	1,990	bps
Total SG&A expenses as a % of gross profit	77.4%	167.2%	8,980	bps
Adjustments:
Acquisition and disposition-related gain (loss)	1.9%	(0.6)%
Closed store accrued expenses	(1.4)%	—%
Excess compensation related to CDK outage	(0.3)%	—%
Gain (loss) on exit of leased dealerships	2.0%	(9.0)%
Severance and long-term compensation charges	(1.9)%	(10.8)%
Total effect of adjustments	0.4%	(20.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	77.8%	146.8%	6,900	bps

Reported:
Total gross profit	$158.9	$119.0	$39.9	34%
Adjustments:
Used vehicle inventory valuation adjustment	$—	$10.0
Total adjustments	$—	$10.0
Adjusted:
Total adjusted gross profit	$158.9	$129.0	$29.9	23%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$8.4	$9.1	$0.7	8%
Advertising	0.4	0.6	0.2	33%
Rent	(1.1)	(0.6)	0.5	(83)%
Other	3.6	3.6	—	—%
Total SG&A expenses	$11.3	$12.7	$1.4	11%

Reported:
SG&A expenses as a % of gross profit:
Compensation	47.8%	44.0%	(380)	bps
Advertising	2.5%	2.9%	40	bps
Rent	(6.4)%	(2.9)%	350	bps
Other	19.8%	17.1%	(270)	bps
Total SG&A expenses as a % of gross profit	63.7%	61.1%	(260)	bps

Reported:
Total gross profit	$17.7	$20.8	$(3.1)	(15)%

	Nine Months Ended September 30,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$19.8	$21.0	$1.2	6%
Advertising	1.2	1.4	0.2	14%
Rent	(1.0)	(0.6)	0.4	(67)%
Other	7.3	7.9	0.6	8%
Total SG&A expenses	$27.3	$29.7	$2.4	8%

Reported:
SG&A expenses as a % of gross profit:
Compensation	54.7%	48.4%	(630)	bps
Advertising	3.4%	3.2%	(20)	bps
Rent	(2.8)%	(1.2)%	160	bps
Other	20.2%	18.1%	(210)	bps
Total SG&A expenses as a % of gross profit	75.5%	68.5%	(700)	bps

Reported:
Total gross profit	$36.2	$43.4	$(7.2)	(17)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$51.6	$101.5	(49)%	$167.0	$357.2	(53)%
Add: Impairment charges	—	—		1.0	—
Segment income (loss)	$51.6	$101.5	(49)%	$168.0	$357.2	(53)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$—		$—	$(20.9)
Excess compensation related to CDK outage	1.8	—		13.0	—
Storm damage charges	1.5	—		5.1	1.9
Severance and long-term compensation charges	—	—		2.2	—
Total pre-tax adjustments	$3.3	$—		$20.3	$(19.0)

Adjusted:
Segment income (loss)	$54.9	$101.5	(46)%	$188.3	$338.2	(44)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$5.2	$(16.9)	131%	$4.7	$(179.1)	103%
Add: Impairment charges	—	—		1.4	62.6
Segment income (loss)	$5.2	$(16.9)	131%	$6.1	$(116.5)	105%

Adjustments:
Acquisition and disposition-related (gain) loss	$(2.3)	$—		$(2.9)	$0.3
Closed store accrued expenses	—	—		2.1	—
Excess compensation related to CDK outage	—	—		0.4	—
Loss (gain) on exit of leased dealerships	—	3.9		(3.0)	4.3
Severance and long-term compensation charges	—	0.9		2.8	5.1
Used vehicle inventory valuation adjustment	—	—		—	10.0
Total pre-tax adjustments	$(2.3)	$4.8		$(0.6)	$19.7

Adjusted:
Segment income (loss)	$2.9	$(12.1)	124%	$5.5	$(96.8)	106%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	% Change	2024	2023	% Change
	(In millions)
Reported:
Income (loss) before taxes	$4.0	$6.6	(39)%	$2.3	$9.2	(75)%
Add: Impairment charges	—	—		—	—
Segment income (loss)	$4.0	$6.6	(39)%	$2.3	$9.2	(75)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.9	$74.2	$2.13	35.6	$68.4	$1.92
Adjustments:
Acquisition and disposition-related gain (loss)		$(2.3)			$—
Excess compensation related to CDK outage		1.8			—
Storm damage charges		1.5			—
Loss (gain) on exit of leased dealerships		—			3.9
Severance and long-term compensation charges		—			0.9
Total pre-tax adjustments		$1.0			$4.8
Tax effect of above items		(0.2)			(1.2)
Non-recurring tax items		$(31.0)			$—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.9	$44.0	$1.26	35.6	$72.0	$2.02

	Nine Months Ended September 30, 2024			Nine Months Ended September 30, 2023
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$157.4	$4.52	36.2	$139.5	$3.85
Adjustments:
Acquisition and disposition-related gain (loss)		$(2.9)			$(20.7)
Closed store accrued expenses		2.1			—
Excess compensation related to CDK outage		13.4			—
Storm damage charges		5.1			1.9
Impairment charges		2.4			62.6
Loss (gain) on exit of leased dealerships		(3.0)			4.3
Severance and long-term compensation charges		5.0			5.1
Used vehicle inventory valuation adjustment		—			10.0
Total pre-tax adjustments		$22.1			$63.2
Tax effect of above items		(5.8)			(15.6)
Non-recurring tax items		$(31.0)			$—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$142.7	$4.10	36.2	$187.1	$5.17

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended September 30, 2024				Three Months Ended September 30, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$74.2				$68.4
Provision for income taxes				(13.4)				22.8
Income (loss) before taxes	$51.6	$5.2	$4.0	$60.8	$101.5	$(16.9)	$6.6	$91.2
Non-floor plan interest (1)	27.1	0.7	0.6	28.4	26.2	0.7	0.4	27.3
Depreciation and amortization (2)	32.8	5.3	1.2	39.3	29.9	6.1	0.9	36.9
Stock-based compensation expense	5.5	—	—	5.5	6.7	—	—	6.7
Loss (gain) on exit of leased dealerships	—	—	—	—	—	3.9	—	3.9
Severance and long-term compensation charges	—	—	—	—	—	0.9	—	0.9
Excess compensation related to CDK outage	1.8	—	—	1.8	—	—	—	—
Acquisition and disposition related (gain) loss	—	(2.3)	—	(2.3)	0.2	0.1	—	0.3
Storm damage charges	1.5	—	—	1.5	—	—	—	—
Adjusted EBITDA	$120.3	$8.9	$5.8	$135.0	$164.5	$(5.2)	$7.9	$167.2

	Nine Months Ended September 30, 2024				Nine Months Ended September 30, 2023
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$157.4				$139.5
Provision for income taxes				16.6				47.8
Income (loss) before taxes	$167.0	$4.7	$2.3	$174.0	$357.2	$(179.1)	$9.2	$187.3
Non-floor plan interest (1)	79.8	2.0	1.9	83.7	77.4	2.5	1.6	81.5
Depreciation & amortization (2)	95.8	16.3	3.1	115.2	87.6	20.4	2.4	110.4
Stock-based compensation expense	15.8	—	—	15.8	17.3	—	—	17.3
Loss (gain) on exit of leased dealerships	—	(3.0)	—	(3.0)	—	4.3	—	4.3
Impairment charges	1.0	1.4	—	2.4	—	62.6	—	62.6
Loss on debt extinguishment	0.6	—	—	0.6	—	—	—	—
Severance and long-term compensation charges	2.2	2.9	—	5.1	—	5.1	—	5.1
Excess compensation related to CDK outage	13.0	0.4	—	13.4	—	—	—	—
Acquisition and disposition related (gain) loss	(0.3)	(3.3)	—	(3.6)	(20.7)	0.3	—	(20.4)
Storm damage charges	5.1	—	—	5.1	1.9	—	—	1.9
Used vehicle inventory valuation adjustment	—	—	—	—	—	10.0	—	10.0
Closed store accrued expenses	$—	$2.1	$—	$2.1	$—	$—	$—	$—
Adjusted EBITDA	$380.0	$23.5	$7.3	$410.8	$520.7	$(73.9)	$13.2	$460.0

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$545.5	$(0.6)	$544.9	$562.4	$64.3	$626.7	(3)%	(101)%	(13)%
Total gross profit	$55.8	$(0.6)	$55.2	$46.1	$6.7	$52.8	21%	(109)%	5%

Income (loss) before taxes	$5.6	$(0.4)	$5.2	$(8.7)	$(8.2)	$(16.9)	164%	95%	131%
Non-floor plan interest (1)	0.6	0.1	0.7	0.3	0.4	0.7	NM	NM	NM
Depreciation and amortization (2)	5.3	—	5.3	5.8	0.3	6.1	NM	NM	NM
Acquisition and disposition-related (gain) loss	(2.3)	—	(2.3)	—	0.1	0.1	NM	NM	NM
Loss (gain) on exit of leased dealerships	—	—	—	—	3.9	3.9	NM	NM	NM
Severance and long-term compensation charges	—	—	—	—	0.9	0.9	NM	NM	NM
Adjusted EBITDA	$9.2	$(0.3)	$8.9	$(2.6)	$(2.6)	$(5.2)	454%	88%	271%

Used vehicle unit sales volume	17,757	—	17,757	17,454	1,596	19,050	2%	(100)%	(7)%
Total used vehicle and F&I gross profit per unit	$3,145	$—	$3,111	$2,621	$4,333	$2,767	20%	(100)%	12%
NM = Not Meaningful

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores (Continued)

	Nine Months Ended September 30, 2024			Nine Months Ended September 30, 2023			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$1,609.8	$11.8	$1,621.6	$1,521.3	$356.5	$1,877.8	6%	(97)%	(14)%
Total gross profit	$160.8	$(1.9)	$158.9	$94.1	$24.9	$119.0	71%	(108)%	34%

Income (loss) before taxes	$12.2	$(7.5)	$4.7	$(88.0)	$(91.1)	$(179.1)	114%	92%	103%
Non-floor plan interest (1)	1.7	0.3	2.0	1.7	0.8	2.5	NM	NM	NM
Depreciation and amortization (2)	16.3	—	16.3	16.4	4.0	20.4	NM	NM	NM
Acquisition and disposition-related (gain) loss	—	(3.3)	(3.3)	—	0.3	0.3	NM	NM	NM
Closed store accrued expenses	—	2.1	2.1	—	—	—	NM	NM	NM
Impairment charges	—	1.4	1.4	—	62.6	62.6	NM	NM	NM
Loss (gain) on exit of leased dealerships	—	(3.0)	(3.0)	—	4.3	4.3	NM	NM	NM
Severance and long-term compensation charges	—	2.9	2.9	—	5.1	5.1	NM	NM	NM
Excess compensation related to CDK outage	0.4	—	0.4	—	—	—	NM	NM	NM
Used vehicle inventory valuation adjustment	—	—	—	7.7	2.3	10.0	NM	NM	NM
Adjusted EBITDA	$30.6	$(7.1)	$23.5	$(62.2)	$(11.7)	$(73.9)	149%	39%	132%

Used vehicle unit sales volume	52,016	363	52,379	46,534	9,580	56,114	12%	(96)%	(7)%
Total used vehicle and F&I gross profit per unit	$3,096	$(3,630)	$3,047	$2,203	$2,666	$2,095	41%	(236)%	45%
NM = Not Meaningful
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.